UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

January 16, 2026

Date of Report (Date of earliest event reported)

Advanced Biomed Inc.

(Exact name of Company as specified in its charter)

Nevada	001-42548	87-2177170
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

No. 689-85 Xiaodong Road, Yongkang District

Tainan City, Taiwan

(Address of principal executive offices)

886-6-3121716

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADVB	The Nasdaq Stock Market LLC

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on July 18, 2025, Advanced Biomed Inc. (the “Company”) received a written notice from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (the “Staff”) notifying the Company that the bid price for the Company’s common stock had closed below the minimum $1.00 per share requirement for continued listing on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided a compliance period of 180 calendar days, or until January 14, 2026 (the “Compliance Period”), to regain compliance with the Minimum Bid Price Requirement.

The Company did not regain compliance with the Minimum Bid Price Requirement by January 14, 2026. Accordingly, by letter dated January 16, 2026, the Staff notified the Company that its securities would be scheduled for delisting from The Nasdaq Capital Market and suspended at the opening of business on January 27, 2026, unless the Company requested an appeal of this determination by January 23, 2026 before a Hearings Panel (the “Panel”).

On January 21, 2026, the Company appealed the Staff’s delisting determination by submitting a hearing request to the Panel, which stayed the suspension of the Company’s securities and the filing of the Form 25-NSE pending the Panel’s decision. The Company expects to present to the Panel a plan intended to enable the Company to regain compliance with the Minimum Bid Price Requirement, including a reverse stock split approved by the Company’s stockholders on January 12, 2026, which is expected to become effective on or after February 13, 2026. However, there can be no assurance that the Panel will grant the Company’s request for continued listing or that the Company will be able to evidence compliance within any period of time that may be granted by the Panel.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including those related to the Company’s intent to regain compliance with the Nasdaq Stock Market LLC’s continued listing requirements. Forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those stated or implied. These risks are detailed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. The Company disclaims any obligation to update these forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Biomed Inc.

Date: January 21, 2026	By:	/s/ Yi Lu
Yi Lu
Chief Executive Officer

2